EXHIBIT 10.54

ASSIGNMENT AND ASSUMPTION

OF MEMBERSHIP INTERESTS

(Pellissippi Pointe, L.L.C.)

THIS ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTERESTS (this “Assignment”) is dated as of June 24, 2011, by and among [ASSIGNOR] (“Assignor”) and MILLER ENERGY RESOURCES, INC., a Tennessee corporation (the “Assignee”), recites and provides as follows:

RECITALS:

WHEREAS, the Assignor is the owner of an aggregate twenty-five percent (25%) Membership Interest in Pellissippi Pointe, L.L.C., a Tennessee limited liability company (the “Company”); and

WHEREAS, the Assignor proposes to assign, transfer and sell to Assignee a twenty-four percent (24.0%) Membership Interest in the Company (the “Assigned Interest”) by the execution and delivery of this Assignment and Assumption Agreement.  The Assignor now wishes to assign and transfer to the Assignee all of the Assignor’s right, title and interest in and to the Assigned Interest.

ASSIGNMENT AND ASSUMPTION AGREEMENT:

For and in consideration of the sum of Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Assignment.  The Assignor hereby sells, conveys, assigns and transfers to the Assignee all of the Assignor’s rights, title and interests in and to the Assigned Interest subject to the terms and conditions of that certain Amended and Restated Operating Agreement of the Company of even date herewith (the “Operating Agreement”).

2.

Acceptance, Assumption and Indemnity by Assignee.  The Assignee (a) accepts the assignment of all of the Assignor’s rights, titles and interests in and to the Assigned Interest, (b) agrees to be bound by all of the terms, covenants and conditions of the Operating Agreement, and (c) assume the obligations and liabilities of the Assignor under the Operating Agreement from and after the date hereof with respect to the Assigned Interests.  From and after the date hereof, the Assignor shall not have any obligations or liabilities with respect to (i) the Assigned Interest, including without limitation, the obligation to make capital contributions, (ii) the Loan described below except with respect to the Assignor’s retained one percent (1%) Membership Interest in the Company, or (iii) that certain office building located at 9725 Cogdill Road, Knoxville, Tennessee 37932.

3.

Representations of Assignee. Assignee has been advised that the Assigned Interest is not registered under the Securities Act of 1933 nor under the Tennessee Securities Act of 1980 and represents, warrants and agrees as follows: (a) that Assignee is entering into an agreement and is acquiring the securities represented for Assignee's own account, solely for investment purposes, and not with a view to resale of said securities; (b) that Assignee has such knowledge and experience in business and financial matters which enables Assignee to be capable of evaluating the risks and merits of this investment; (c)  that Assignee is able to bear the economic risks of this investment; (d)  that any security that may be issued will not be resold or otherwise transferred or assigned without appropriate compliance with the registration provisions of the Securities Act of 1933 and applicable State blue sky laws or exemption therefrom; and (e)  that Assignee has been provided with or permitted access to all information which Assignee deems material to formulating an investment decision and that such information has been sufficient to make an informed investment decision.

4.

Release and Termination.  The Assignee hereby releases the Assignor from all obligations related to the Assigned Interest or as otherwise incurred by Assignor under the terms of the Operating Agreement with respect to the Assigned Interest.

5.

Indemnity by Assignee.  Assignee agrees to indemnify and hold Assignor harmless from and against ninety-six percent (96%) of any and all damages, losses, liability, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, fines, costs, disbursements and expenses (including, without limitation, attorneys’ fees and expenses, clean-up costs, waste disposal costs and other such similar costs) of any kind or nature whatsoever (hereinafter collectively called the “Losses”) which may at any time be imposed upon, incurred by or asserted or awarded against Assignor pursuant to any guaranty executed by Assignor in connection with that certain loan from SUNTRUST BANK (“Lender”), as successor to National Bank of Commerce, to Company, with Lender Loan No.           , such loan being secured in part by that certain Deed of Trust dated January 31, 2001, of record as Instrument No. 200101310049729, in the Knox County Register of Deeds (together with all amendments thereto, the “Loan”).

6.

Assignor Obligations under Loan.  Assignor agrees, vis-à-vis the Lender, to perform all non-monetary obligations under the Loan documents to be performed by Assignor as a guarantor, including, but not limited to, providing annual financial statements and copies of tax returns to Lender.

7.

Further Assurances.  The Assignor, at no cost to Assignor, and Assignee hereby covenant and agree to execute and deliver, or cause to be executed and delivered, and to do or make, or cause to be done or made, any and all instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required for the purpose of effecting the assignment described herein.

8.

Completeness and Modification.  This Assignment constitutes the entire agreement between the parties hereto as to the subject matter hereof and, in addition to that Memorandum of Understanding of even date herewith between the parties hereto, supersede all prior discussions, understandings or agreements between the parties hereto.

9.

Counterparts.  To facilitate execution, this Assignment may be executed in as many counterparts as may be required.  It shall not be necessary that the signature on behalf of both parties hereto appear on each counterpart hereof, and it shall be sufficient that the signature on behalf of each party hereto appear on one or more such counterparts.  All counterparts shall collectively constitute a single agreement. This Assignment (or counterpart thereof) signed by one or more of the parties and delivered by facsimile shall be effective as an original.

(SIGNATURE PAGE TO FOLLOW)

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed by their duly authorized representatives as of the date of this Assignment.

ASSIGNOR:

______________________________

[ASSIGNOR]

ASSIGNEE:

MILLER ENERGY RESOURCES, INC.

By: _________________________________

Name: _______________________________

Title: ________________________________

The undersigned execute this Assignment to evidence their consent to the assignment of Assigned Interest from [ASSIGNOR] to Miller Energy Resources, Inc.

______________________________

______________________________

HENNY C. WEISSINGER

DONALD E. NALLS, JR.

______________________________

______________________________

BRADLEY J. BOWER

TIMOTHY K. PATTERSON

______________________________

ROBERT H. PATTERSON

STATE OF TENNESSEE

COUNTY OF KNOX

Personally appeared before me, the undersigned Notary of said State and County, [ASSIGNOR, the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, swore to and acknowledged that he executed the within instrument for the purposes therein contained.

WITNESS my hand and seal this ____ day of June, 2011.

_____________________________________

Notary Public

My commission expires:  _____________

STATE OF TENNESSEE

COUNTY OF KNOX

Before me, the undersigned Notary, of the state and county aforementioned, personally appeared ______________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself/herself to be ____________________ of MILLER ENERGY RESOURCES, INC., the within named bargainor, a Tennessee  corporation, and that he/she as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself/herself as such officer.

WITNESS my hand and seal this ____ day of June, 2011.

_____________________________________

My commission expires:  ___________

Notary Public

STATE OF TENNESSEE

COUNTY OF KNOX

Personally appeared before me, the undersigned Notary of said State and County, HENNY C. WEISSINGER, the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, swore to and acknowledged that he executed the within instrument for the purposes therein contained.

WITNESS my hand and seal this ____ day of June, 2011.

_____________________________________

Notary Public

My commission expires:  _____________

STATE OF TENNESSEE

COUNTY OF KNOX

Personally appeared before me, the undersigned Notary of said State and County, BRADLEY J. BOWER, the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, swore to and acknowledged that he executed the within instrument for the purposes therein contained.

WITNESS my hand and seal this ____ day of June, 2011.

_____________________________________

Notary Public

My commission expires:  _____________

STATE OF TENNESSEE

COUNTY OF KNOX

Personally appeared before me, the undersigned Notary of said State and County, DONALD E. NALLS, JR., the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, swore to and acknowledged that he executed the within instrument for the purposes therein contained.

WITNESS my hand and seal this ____ day of June, 2011.

_____________________________________

Notary Public

My commission expires:  _____________

STATE OF TENNESSEE

COUNTY OF KNOX

Personally appeared before me, the undersigned Notary of said State and County, TIMOTHY K. PATTERSON, the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, swore to and acknowledged that he executed the within instrument for the purposes therein contained.

WITNESS my hand and seal this ____ day of June, 2011.

_____________________________________

Notary Public

My commission expires:  _____________

STATE OF TENNESSEE

COUNTY OF KNOX

Personally appeared before me, the undersigned Notary of said State and County, ROBERT H. PATTERSON, the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, swore to and acknowledged that he executed the within instrument for the purposes therein contained.

WITNESS my hand and seal this ____ day of June, 2011.

_____________________________________

Notary Public

My commission expires:  _____________